As filed with the Securities and Exchange Commission on July 31, 2000
                                                              File Nos. 33-69686
                                                                        811-8064
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         Post-Effective Amendment No. 52
                                       and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                Amendment No. 53

                             THE MONTGOMERY FUNDS II
             (Exact Name of Registrant as Specified in its Charter)

                              101 California Street
                         San Francisco, California 94111
                     (Address of Principal Executive Office)

                                 (415) 572-3863
              (Registrant's Telephone Number, Including Area Code)

                       Johanne Castro, Assistant Secretary
                              101 California Street
                         San Francisco, California 94111
                     (Name and Address of Agent for Service)

                                   ----------

             It is proposed that this filing will become effective:

               [X] immediately upon filing pursuant to Rule 485(b)
               [ ] on ____________ pursuant to Rule 485(b)
               [ ] 60 days after filing pursuant to Rule 485(a)(1)
               [ ] 75 days after filing pursuant to Rule 485(a)(2)
               [ ] on ____________ pursuant to Rule 485(a)(1)

                                   ----------

                     Please Send Copy of Communications to:

                               JULIE ALLECTA, ESQ.
                              DAVID A. HEARTH, ESQ.
                      Paul, Hastings, Janofsky & Walker LLP
                              345 California Street
                         San Francisco, California 94104
                                 (415) 835-1600

================================================================================

                             THE MONTGOMERY FUNDS II

                    CONTENTS OF THE POST-EFFECTIVE AMENDMENT

This post-effective amendment to the registration statement of the Registrant contains the following documents:

     Facing Sheet

     Contents of the Post-Effective Amendment

     Part A - Prospectus  for  Class  B and Class C shares of  Montgomery Global
              Long-Short Fund.

     Part B - Combined Statement of Additional Information for Montgomery Global
              Long-Short Fund and other series of the Registrant is incorporated by reference to Post-Effective Amendment No. 47.

     Part C - Other Information

     Signature Page

     Exhibits

               ---------------------------------------------------

                                     PART A

                    PROSPECTUS FOR CLASS B AND CLASS C SHARES

                                       OF

                        MONTGOMERY GLOBAL LONG-SHORT FUND

               ---------------------------------------------------

Prospectus
July 31, 2000


The Montgomery Funds II(SM)

MONTGOMERY GLOBAL LONG-SHORT FUND
Class B and C Shares
(Closed to new investors)*


The Montgomery Funds II has registered the mutual fund offered in this prospectus with the U.S. Securities and Exchange Commission (SEC). That registration does not imply, however, that the SEC endorses the Fund.

The SEC has not approved or disapproved the Fund or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


* Class R shares, offered under a separate prospectus, are available for purchase to all investors.

-----------------
How to Contact Us
-----------------

Montgomery Shareholder
Service Representatives
800. 572.FUND [3863]

Montgomery Web Site
www.montgomeryfunds.com

Address General
Correspondence to:
The Montgomery Funds II
101 California Street
San Francisco, CA  94111-9361

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

OBJECTIVE......................................................................4

STRATEGY.......................................................................4

RISKS..........................................................................4

FEES AND EXPENSES..............................................................5

PORTFOLIO MANAGEMENT...........................................................7

ADDITIONAL INVESTMENT STRATEGIES AND RELATED RISKS.............................8
  THE EURO: SINGLE EUROPEAN CURRENCY...........................................9
  DEFENSIVE INVESTMENTS........................................................9
  PORTFOLIO TURNOVER..........................................................10
  ADDITIONAL BENCHMARK INFORMATION............................................10

FINANCIAL HIGHLIGHTS..........................................................11

WHAT YOU NEED TO KNOW ABOUT YOUR MONTGOMERY ACCOUNT...........................13
  HOW FUND SHARES ARE PRICED..................................................13
  FOREIGN INVESTORS...........................................................14

INVESTING IN THE FUND THROUGH FINANCIAL INTERMEDIARIES........................14
  EXCHANGING SHARES...........................................................14
  OTHER EXCHANGE POLICIES.....................................................14
  SELLING SHARES..............................................................14

OTHER POLICIES................................................................16
  MINIMUM ACCOUNT BALANCES....................................................16
  EXPENSE LIMITATIONS.........................................................16
  OTHER CLASSES OF SHARES.....................................................16
  SHAREHOLDER SERVICING PLAN..................................................16
  SHARE MARKETING PLAN ("RULE 12B-1 PLAN")....................................16
  IN-KIND REDEMPTIONS.........................................................17
  TELEPHONE TRANSACTIONS......................................................17
  TAX WITHHOLDING INFORMATION.................................................18
  AFTER YOU INVEST............................................................18
  HOW TO AVOID "BUYING A DIVIDEND"............................................19

                        Montgomery Global Long-Short Fund
                  (Class B & C shares closed to new investors)

OBJECTIVE

* Seeks capital appreciation by investing in long and short positions in equity securities worldwide

STRATEGY


The Fund's strategy is to uncover stocks with the greatest potential for changes in price and to benefit when overall stock markets move up and to protect against losses when they move down. The Fund's stock selection strategy combines in-depth financial review with on-site analyses of companies, countries and regions to identify potential investments. The portfolio managers buy stocks "long" that they believe will perform better than their peers, and may sell stocks "short" that they believe will underperform their peers.

Under normal conditions, this Fund seeks to achieve its objective by investing at least 65% of its total assets in long and short positions in equity securities of publicly traded companies in the United States and in developed foreign and emerging markets. A long position is when the Fund purchases a stock outright, whereas a short position is when the Fund sells a security that it has borrowed. Short positions may be used to partially hedge long positions or to garner returns from insights made from the managers' company research. The Fund will realize a profit or incur a loss from a short position depending on whether the value of the underlying stock increases or decreases between the time it is sold and when the Fund replaces the borrowed security. Because of the Fund's capital appreciation objective, the portfolio managers typically will maintain a net long exposure rather than taking positions designed to leave the Fund precisely market neutral. The portfolio managers may also engage in margin borrowing or use options and financial futures contracts in an effort to enhance returns.


RISKS

This Fund uses sophisticated investment approaches that may present substantially higher risks than most mutual funds. The Fund will seek to increase return by investing in transactions using margin, leverage, short sales and other forms of volatile financial derivatives such as options and futures. As a result, an investment in this Fund may be more volatile than investments in other mutual funds. This Fund is not appropriate for conservative investors.

By investing in stocks, the Fund may expose you to certain risks that could cause you to lose money, particularly a sudden decline in a holding's share price or an overall decline in the stock market. Short sales are speculative investments and will cause the Fund to lose money if the value of a security does not go down as the managers expect. In addition, the use of borrowing and short sales may cause the Fund to have higher expenses (especially interest and dividend expenses) than those of other equity mutual funds.

By investing in foreign stocks, the Fund carries additional risks such as regulatory, political and currency risk. Moreover, the Fund may invest up to 30% of its total assets in emerging markets, which are far more volatile than the U.S. market. For a more detailed discussion of the risks mentioned above, see "Additional Investment Strategies and Related Risks" on page 8.

Past Fund Performance The bar chart below shows the risks of investing in the Fund and how the Fund's total return has varied from year to year. The table immediately below the bar chart compares the Fund's performance with commonly used indices for its market segment. Of course, past performance is no guarantee of future results.


     51.69%             133.13%
 -------------------------------------------------------------------------------
                                      During the  two-year  period  described in
                                      the bar  chart on the left for the Class B
                                      shares of the Fund,  the best  quarter was
                                      Q4 1999  (+59.94%)  and the worst  quarter
                                      was Q3 1998 (-4.17%).
--------------------------------------------------------------------------------
     1998                1999

Average Annual Returns Through 12/31/99

                                                                     Inception
                                                        1 Year       (12/31/97)
--------------------------------------------------------------------------------
Global Long-Short Fund--Class B                         133.13%(1)     88.05%(1)
Global Long-Short Fund--Class C                         133.14%(1)     81.94%(1)
--------------------------------------------------------------------------------
MSCI All-Country World Free Index(2)                     26.82%        24.37%
--------------------------------------------------------------------------------
MSCI EAFE Index+                                         27.30%        23.77%
--------------------------------------------------------------------------------
S&P 500 Index                                            21.04%        24.75%
--------------------------------------------------------------------------------
(1)  Exclusive of sales charge or deferred sales charge.
(2)  See page 10 for a description of these indices.

2000 Return Through 6/30/00 - Class B: (1.77)%
2000 Return Through 6/30/00 - Class C: (1.91)%

FEES AND EXPENSES

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund. Montgomery does not impose any front-end loads on this Fund.

                                                                                    Class     Class
                                                                                     B(3)       C
                                                                                   -----------------
Shareholder Fees (fees paid directly from your investment)
  Maximum Deferred Sales Charge (as a percentage of redemption proceeds)            5.00%(4)  1.00%(5)
  Redemption Fee(6)                                                                 0.00%     0.00%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(7)
  Management Fee                                                                    1.50%     1.50%
  Distribution (12b-1) Fee                                                          0.75%     0.75%
  Other Expenses                                                                    3.02%     3.02%
      Shareholder Servicing Fee                                       0.16%
      Other                                                           2.86%
  -------------------------------------------------------------------------------------------------
  Total Annual Fund Operating Expenses                                              5.27%     5.27%
     Fee Reduction and/or Expense Reimbursement                                     2.17%     2.17%
  -------------------------------------------------------------------------------------------------
  Net Expenses                                                                      3.10%     3.10%

(3) Class B shares convert to Class R shares automatically at the beginning of the seventh year after purchase.
(4) 5.00% during the first year, 4.00% during the second year, 3.00% during the third and fourth years, 2.00% during the fifth year and 1.00% during the sixth year. Class B shares automatically convert to Class R shares approximately seven years after purchase and thereafter will not be subject to a contingent deferred sales charge (CDSC).
(5) Class C shares are subject to a 1.00% CDSC if redeemed within the first year of purchase.
(6) $10 will be deducted from redemption proceeds sent by wire or overnight courier.
(7) Montgomery Asset Management has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding the 12b-1 fee of 0.75% and interest and tax expenses) to 2.35% for Class B and Class C shares. This contract has a rolling 10-year term.

Example of Fund expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, assuming that you redeemed all of your shares at the end of each period. It also assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.

             1 Year          3 Years          5 Years          10 Years
             ----------------------------------------------------------
Class B       $712            $1,254           $1,720           $3,392

Class C       $312              $954           $1,620           $3,392

The table below shows what you would pay in expenses over time if you did not redeem your shares.

             1 Year          3 Years          5 Years          10 Years
             ----------------------------------------------------------
Class B       $312              $954           $1,620           $3,392

Class C       $312              $954           $1,620           $3,392

Portfolio Management
Portfolio managers from the
International and Global Equity teams
For more details see pages 7 and 8

Financial Highlights
For more details see pages 11 and 12

PORTFOLIO MANAGEMENT

The investment manager of the Fund is Montgomery Asset Management, LLC, 101 California Street, San Francisco, California 94111. Founded in 1990, Montgomery Asset Management is a subsidiary of Commerzbank AG, one of the largest publicly held commercial banks in Germany. As of December 31, 1999, Montgomery Asset Management managed approximately $5 billion on behalf of some 200,000 investors in The Montgomery Funds.

JOHN BOICH, CFA, Senior Portfolio Manager and Principal. (Since 2000)
Prior to joining Montgomery, Mr. Boich was vice president and portfolio manager at The Boston Company Institutional Investors, Inc., with responsibility for the development and subsequent management of their flagship international equity product. Before joining The Boston Company, he was a founder and co-manager of The Common Goal World Fund, a global equity partnership. Mr. Boich holds a bachelor of arts degree in economics from the University of Colorado and is a chartered financial analyst.

OSCAR CASTRO, CFA, Senior Portfolio Manager and Principal. (Since 2000)
Prior to joining Montgomery, Mr. Castro was vice president and portfolio manager at G.T. Capital Management, where he helped launch and manage mutual funds specializing in global telecommunications and Latin America. Preceding this he was a founder and co-manager of The Common Goal World Fund, a global equity partnership. Mr. Castro holds a master of business administration degree in finance from Drexel University, Pennsylvania and a bachelor of science degree in chemical engineering from Simon Bolivar University in Venezuela and is a chartered financial analyst.

JOSEPHINE JIMENEZ, CFA, Senior Portfolio Manager and Principal. (Since 1999) Prior to joining Montgomery, Ms. Jimenez was a portfolio manager at Emerging Markets Investors Corporation. From 1981 through 1988, she analyzed U.S. equity securities, first at Massachusetts Mutual Life Insurance Company, then at Shawmut Corporation. She received a master of science degree from the Massachusetts Institute of Technology in 1981 and a bachelor of science degree from New York University in 1979. Ms. Jimenez serves on the Board of Trustees of M.I.T., is a member of the Investment Committee overseeing M.I.T.'s endowment fund and is a chartered financial analyst.

CHETAN JOGLEKAR, Portfolio Manager. (Since 2000)
Mr. Joglekar joined Montgomery in 1997 as a senior trader responsible for the Asian and European markets and has been involved in executing long and short trades for the Global Long-Short Fund since its inception. Before joining Montgomery he was the chief trader at Janhavi Securities PVT Ltd., a brokerage house based in India. Mr. Joglekar holds a bachelor of engineering degree with a concentration in mechanical engineering from the University of Pune, India.

DANIEL S. KERN, CFA, Portfolio Manager and Principal. (Since 2000)
Mr. Kern is responsible for investment implementation in Montgomery's International Equity product area. Mr. Kern began his investment management career in 1987. He was formerly at Coopers & Lybrand as a senior associate in financial advisory services, where he provided merger and acquisition services to Fortune 500 companies. Prior to that, he was with Wells Fargo Bank as vice president of their Capital Asset Management Department. He has a bachelor of arts degree in economics from Brandeis University and a master of business administration from the Walter A. Haas School of Business at the University of California at Berkeley. Mr. Kern is a chartered financial analyst.

NANCY KUKACKA, Portfolio Manager and Principal. (Since 1997)
Prior to the launch of the Global Long-Short Fund, Ms. Kukacka's responsibilities included global equity research in the consumer nondurables, consumer services and healthcare-related sectors. Before joining Montgomery she worked as an equity research analyst at CS First Boston Investments, covering the consumer cyclical and nondurable sectors and at RCM Capital Management. Ms. Kukacka holds a bachelor of arts degree in economics with minors in chemistry and biology from Bucknell University.

S. BOB REZAEE, Portfolio Manager. (Since 2000)
Mr. Razee is the sector team leader responsible for leading research in the global technology sector and is also responsible for the country analysis of France. Mr. Rezaee began his investments career in 1987. Prior to joining Montgomery in 1998, he spent five years at Dresner RDM Global Investors as an analyst specializing in networking, telecommunications equipment and enterprise software. Prior to that he worked as a financial analyst at the corporate sector for both The Gap and Chevron. Mr. Rezaee holds a bachelor of business administration degree in both accounting and finance from Texas Tech University. He is a level III chartered financial analyst candidate.


ADDITIONAL INVESTMENT STRATEGIES AND RELATED RISKS

General. The Fund is considered to have invested at least 65% of its total assets in long and short positions in equity securities when the value of long positions in equity securities and the value of assets serving as collateral for short positions together constitute at least 65% of the value of its total assets. The value of long and short positions will not necessarily be equal.

Short Sales. When Montgomery believes that a security is overvalued, it may sell the security short and borrow the same security from a broker or other institution to complete the sale. If the price of the security decreases in value, the Fund may make a profit and, conversely, if the security increases in value, the Fund will incur a loss because it will have to replace the borrowed security by purchasing it at a higher price. There can be no assurance that the Fund will be able to close out the short position at any particular time or at an acceptable price. Although the Fund's gain is limited to the amount at which it sold a security short, its potential loss is not limited. A lender may request that the borrowed securities be returned on short notice; if that occurs at a time when other short-sellers of the subject security are receiving similar requests, a "short squeeze" can occur. This means that the Fund might be compelled, at the most disadvantageous time, to replace borrowed securities previously sold short, with purchases on the open market at prices significantly greater than those at which the securities were sold short. Short selling also may produce higher than normal portfolio turnover and result in increased transaction costs to the Fund.

The Fund also may make short sales "against-the-box," in which it sells short securities it owns. The Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against-the-box, which result in a "constructive sale" requiring the Fund to recognize any taxable gain from the transaction.

Until the Fund replaces a borrowed security, it will designate sufficient U.S. government securities, and other liquid debt and equity securities to cover any difference between the value of the security sold short and any collateral deposited with a broker or other custodian. In addition, the value of the designated securities must be at least equal to the original value of the securities sold short. Depending on arrangements made with the broker or custodian, the Fund may not receive any payments (including interest) on collateral deposited with the broker or custodian. The Fund will not make a short sale if, immediately before the transaction, the market value of all securities sold exceeds 100% of the value of the Fund's net assets.

Borrowing/Leverage. The Fund may borrow money from banks and engage in reverse repurchase transactions for temporary or emergency purposes. The Fund may borrow from broker-dealers and other institutions to leverage a transaction. Total bank borrowings may not exceed one-third of the value of the Fund's assets. The Fund also may leverage its portfolio through margin borrowing and other techniques in an effort to increase total return. Although leverage creates an opportunity for increased income and gain, it also creates certain risks. For example, leveraging may magnify changes in the net asset values of the Fund's shares and in its portfolio yield. Although margin borrowing will be fully collateralized, the Fund's assets may change in value while the borrowing is outstanding. Leveraging creates interest expenses that can exceed the income from the assets retained.

Foreign Securities. By investing in foreign stocks, the Fund exposes shareholders to additional risks. Foreign stock markets tend to be more volatile than the U.S. market due to economic and political instability and regulatory conditions in some countries. In addition, the risks of investing in emerging markets are considerable. Emerging stock markets tend to be much more volatile than the U.S. market due to the relative immaturity, and occasional instability, of their political and economic systems. In the past many emerging markets restricted the flow of money into or out of their stock markets, and some continue to impose restrictions on foreign investors. These markets tend to be less liquid and offer less regulatory protection for investors. The economies of emerging countries may be predominately based on only a few industries or on revenue from particular commodities, international aid and other assistance. In addition, most of the securities in which the Fund invests are denominated in foreign currencies, whose values may decline against the U.S. dollar. Furthermore, during the period following the January 1, 1999 introduction by the European Union of a single European currency (the euro), market uncertainties and even market disruptions could negatively affect the Fund's investments in European companies.

The Euro: Single European Currency

On January 1, 1999, the European Union (EU) introduced a single European currency called the euro. Eleven of the 15 EU members have begun to convert their currencies to the euro: Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain (leaving out Britain, Sweden, Denmark and Greece). For the first three years, the euro will be a phantom currency (only an accounting entry). Euro notes and coins will begin circulating in 2002.

The introduction of the euro has occurred, but the following uncertainties will continue to exist for some time:

* Whether the payment, valuation and operational systems of banks and financial institutions can operate reliably

* The applicable conversion rate for contracts stated in the national currency of an EU member

* The ability of clearing and settlement systems to process transactions reliably

*    The effects of the euro on European financial and commercial markets

* The effects of new legislation and regulations to address euro-related issues

These and other factors could cause market disruptions and affect the value of your shares in the Fund. Montgomery and its key service providers have taken steps to address euro-related issues, but there can be no assurance that these efforts will be sufficient.

Defensive Investments

At the discretion of its portfolio managers, the Fund may invest up to 100% of its assets in cash for temporary defensive purposes. The Fund is not required or expected to take such a defensive posture. But if used, such an unlikely stance may help the Fund minimize or avoid losses during adverse market, economic or political conditions. During such a period, the Fund may not achieve its investment objective. For example, should the market advance during this period, the Fund may not participate as much as it would have if it had been more fully invested.

Portfolio Turnover

The Fund's portfolio managers will sell a security when they believe it is appropriate to do so, regardless of how long the Fund has owned that security. Buying and selling securities generally involves some expense to the Fund, such as commissions paid to brokers and other transaction costs. By selling a security, the Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Generally speaking, the higher the Fund's annual portfolio turnover, the greater its brokerage costs and the greater the likelihood that it will realize taxable capital gains. Increased brokerage costs may adversely affect the Fund's performance. Also, unless you are a tax-exempt investor or you purchase shares through a tax-deferred account, the distribution of capital gains may affect your after-tax return. Annual portfolio turnover of 100% or more is considered high. See "Financial Highlights," beginning on page 11, for the Fund's historical portfolio turnover.

Additional Benchmark Information

The Morgan Stanley Capital International (MCSI) All-Country World-Free Index is a capitalization-weighted index composed of securities listed on the stock exchanges of more than 45 developed and emerging countries, including the United States.

The MSCI Europe, Australasia and Far East (EAFE) Index, a capitalization-weighted index, is composed of 21 developed market countries in Europe, Australasia and the Far East. The returns are presented net of dividend withholding taxes.

FINANCIAL HIGHLIGHTS

The following financial information for the period ended June 30, 1999, was audited by PricewaterhouseCoopers LLP ("PricewaterhouseCoopers"), whose report, dated August 18, 1999, appears in the 1999 Annual Report of this Fund. The information for the periods ended March 31, 1999, and March 31, 1998, was also audited by PricewaterhouseCoopers, whose report is also included here. The information for the period ended December 31, 1999, was not audited. These financial highlights are intended to help you understand the Fund's financial performance. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

                                                               MONTGOMERY GLOBAL LONG-SHORT FUND (a)
                                                         Class B        Class B      Class B      Class B
Selected Per-Share Data for the Year or Period Ended:   12/31/99       6/30/99(b)    3/31/99#     3/31/98#
                                                       (Unaudited)
Net asset value--beginning of period                      $ 19.35       $ 16.25       $ 12.64      $10.00
---------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                (0.29)        (0.15)        (0.16)       0.00++

Net realized and unrealized gain/(loss) on investments      13.39          3.25          4.87        2.64

Net increase/(decrease) in net assets
 resulting from investment operations                       13.10          3.10          4.71        2.64

Distributions to shareholders:
 Dividends from net investment income                          --            --            --          --
 Distributions in excess of net investment income              --            --            --          --
 Distributions from net realized capital gains              (1.99)           --         (1.10)         --
 Distributions in excess of net capitalized gains              --            --            --          --
 Distributions from capital                                    --            --            --          --

Total distributions                                         (1.99)           --         (1.10)         --

Net asset value--end of period                            $ 30.46       $ 19.35       $ 16.25      $12.64
=========================================================================================================

Total return*                                               68.80%        19.38%        38.88%      26.50%
=========================================================================================================
Ratios to average net assets/supplemental data:

Net assets, end of year (in 000s)                         $27,639       $18,704       $17,031      $   61

Ratio of net investment income/(loss) to
 average net assets                                         (2.61)%+      (3.07)%+      (1.10)%     (0.10)%+
Net investment income/(loss), before deferral of fees
 by Manager                                               $ (0.29)      $ (0.16)      $ (0.28)     $(0.00)++

Portfolio turnover rate                                       277%           43%          226%         84%

Expense ratio including interest and tax expenses            4.21%+        4.93%+        4.15%       3.53%+
Expense ratio before deferral of fees by
   Manager, including interest and tax expenses              4.21%+        5.36%+        4.54%       5.94%+

Expense ratio excluding interest and tax expenses            3.00%+        3.10%+        3.10%       3.10%+

(a)  The Global Long-Short Fund commenced operations on December 31, 1997.
(b)  The Fund changed its year end from March 31 to June 30.
# Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with the results of operations.
++   Amount represents less than $0.01 per share.
*    Total return represents aggregate total return for the periods indicated.
+    Annualized.

                                                                 MONTGOMERY GLOBAL LONG-SHORT FUND (a)
                                                          Class C       Class C       Class C      Class C
Selected Per-Share Data for the Year or Period Ended:     12/31/99     6/30/99(b)     3/31/99#     3/31/98#
                                                         (Unaudited)
Net asset value--beginning of period                      $ 18.01        $15.13        $11.83       $10.00
----------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                (0.27)        (0.13)        (0.15)        0.00++

Net realized and unrealized gain/(loss) on investments      12.45          3.01          4.55         1.83

Net increase/(decrease) in net assets
 resulting from investment operations                       12.18          2.88          4.40         1.83

Distributions to shareholders:
  Dividends from net investment income                         --            --            --           --
  Distributions in excess of net investment income             --            --            --           --
  Distributions from net realized capital gains             (1.99)           --         (1.10)          --
  Distributions in excess of net capitalized gains             --            --            --           --
  Distributions from capital                                   --            --            --           --

Total distributions                                         (1.99)           --         (1.10)          --

Net asset value--end of period                            $ 28.20        $18.01        $15.13       $11.83
==========================================================================================================
Total return*                                               68.60%        19.37%        38.81%       18.50%
==========================================================================================================
Ratios to average net assets/supplemental data:

Net assets, end of year (in 000s)                         $11,486        $7,209        $6,425       $  202

Ratio of net investment income/(loss) to
 average net assets                                         (2.62)%+      (3.07)%+      (1.10)%      (0.10)%+
Net investment income/(loss), before deferral of
 fees by Manager                                          $ (0.27)       $(0.15)       $(0.26)      $(0.00)++

Portfolio turnover rate                                       277%           43%          226%          84%

Expense ratio including interest and tax expenses            4.21%+        4.93%+        4.15%        3.53%+
Expense ratio before deferral of fees by
 Manager, including interest and tax expenses                4.21%+        5.36%+        4.54%        5.94%+

Expense ratio excluding interest and tax expenses            3.00%+        3.10%+        3.10%        3.10%+

(a)  The Global Long-Short Fund commenced operations on December 31, 1997.
(b)  The Fund changed its year end from March 31 to June 30.
# Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with the results of operations.
++   Amount represents less than $0.01 per share.
*    Total return represents aggregate total return for the periods indicated.
+    Annualized.

WHAT YOU NEED TO KNOW ABOUT YOUR MONTGOMERY ACCOUNT


You pay no front-end sales charge to invest in the Fund. You may, however, be subject to a contingent deferred sales charge (CDSC) under certain conditions (see "Selling Shares" below and the Statement of Additional Information for further details). Trade requests received after the close of trading on the New York Stock Exchange (NYSE), normally 1:00 P.M. Pacific time (4:00 P.M. eastern time) will be executed at the following business day's closing price. The minimum initial investment for the Fund is $1,000, and the minimum subsequent investment is $100. Under certain conditions we may waive these minimums. If you buy shares through a broker or investment advisor, different requirements may apply. All investments must be made in U.S. dollars. Purchases may also be made in certain circumstances by payment of securities (see "In-Kind Redemptions" below and the Statement of Additional Information for further details).

We must receive payment from you within three business days of your purchase. In addition, the Fund and the Distributor each reserve the right to reject any purchase.


From time to time, Montgomery may close and reopen the Fund to new investors at its discretion. Shareholders who maintain open accounts in the Fund when it closes may make additional investments in it. If the Fund is closed and you redeem your total investment in the Fund, your account will be closed and you will not be able to make any additional investments in the Fund.

How Fund Shares Are Priced

How and when we calculate the Fund's price or net asset value (NAV) determines the price at which you will buy or sell shares. We calculate the Fund's NAV by dividing the total value of its assets by the number of outstanding shares. We base the value of the Fund's investments on its market value, usually the last price reported for each security before the close of market that day. A market price may not be available for securities that trade infrequently. Occasionally, an event that affects a security's value may occur after the market closes. This is more likely to happen for foreign securities traded in foreign markets that have different time zones than in the United States. Major developments affecting the prices of those securities may occur after the foreign markets in which such securities trade have closed, but before the Fund calculates its NAV. In this case, Montgomery, subject to the supervision of the Fund's Board of Trustees or Pricing Committee, will make a good-faith estimate of the security's "fair value," which may be higher or lower than the security's closing price in its relevant market.

We calculate the NAV of the Fund after the close of trading on the NYSE every day that the NYSE is open. We do not calculate the NAV on the days that the NYSE is closed for trading. An exception applies as described below. If we receive your order by the close of trading on the NYSE, you can purchase shares at the price calculated for that day. The NYSE usually closes at 4:00 P.M. on weekdays, except for holidays. If your order is received after the NYSE has closed, your shares will be priced at the next NAV we determine after the receipt of your order. More details about how we calculate the Fund's NAV are in the Statement of Additional Information.

* The Fund invests in securities denominated in foreign currencies and traded on foreign exchanges. To determine their value, we convert their foreign-currency price into U.S. dollars by using the exchange rate last quoted by a major bank. Exchange rates fluctuate frequently and may affect the U.S. dollar value of foreign-denominated securities, even if their market price does not change. In addition, some foreign exchanges are open for trading when the U.S. market is closed. As a result, the Fund's foreign securities--and its price--may fluctuate during periods when you can't buy, sell or exchange shares in the Fund.

Foreign Investors

Foreign citizens and resident aliens of the United States living abroad may not invest in the Fund.

INVESTING IN THE FUND THROUGH FINANCIAL INTERMEDIARIES

You may purchase and sell shares through securities brokers and benefit plan administrators or their subagents. You should contact them directly for information regarding how to invest or redeem through them. They may also charge you service or transaction fees. If you purchase or redeem shares through them, you will receive the NAV calculated after receipt of the order by them (generally, 4:00 P.M. eastern time) on any day the NYSE is open. If your order is received by them after that time, it will be purchased or redeemed at the next calculated NAV. Brokers and benefit plan administrators who perform shareholder servicing for the Fund may receive fees from the Fund or Montgomery for providing these services.

Exchanging Shares

You may exchange shares in the Fund for shares in another, in accounts with the same registration, Taxpayer Identification Number and address. Applicable minimums apply to exchanges as well as purchases. Note that an exchange is treated as a sale of the shares owned and may result in a realized gain or loss for tax purposes. Additionally, you may be subject to a contingent deferred sales charge under certain conditions (see "Selling Shares" below and the Statement of Additional Information for further details).

Other Exchange Policies

* We will process your exchange order at the next-calculated NAV. This means that if your exchange order is received after 4:00 P.M. on a particular day, it will be processed at the NAV calculated on the next trading day.

* You may exchange shares from another Montgomery Fund into this Fund only if it is available for sale in your state. You may not exchange shares in the Fund for shares of another that is currently closed to new investors unless you are already a shareholder in the closed Fund.

* Because excessive exchanges can harm the Fund's performance, we reserve the right to terminate your exchange privileges if you make more than four exchanges out of any one Fund during a 12-month period. We may also refuse an exchange into a Fund from which you have sold shares within the previous 90 days (accounts under common control and accounts having the same Taxpayer Identification Number will be counted together).

* We may restrict or refuse your exchanges if we receive, or anticipate receiving, simultaneous orders affecting a large portion of a Fund's assets or if we detect a pattern of exchanges that suggests a market-timing strategy.

* We reserve the right to refuse exchanges into the Fund by any person or group if, in our judgment, the Fund would be unable to effectively invest the money in accordance with its investment objective and policies, or might be adversely affected in other ways.

Selling Shares

You may sell some or all of your Fund shares on days that the NYSE is open for trading. Note that a redemption may result in a realized gain or loss for tax purposes.

Your shares will be sold at the next NAV we calculate for the Fund after receiving your order. We will promptly pay the proceeds to you, less any contingent deferred sales charges (see below), normally within three business days of receiving your order and all necessary documents (including a written redemption order with the appropriate signature guarantee). We will mail or wire you the proceeds, depending on your instructions. Shares purchased by check will be priced upon receipt of your order, but proceeds may not be paid until your checks clears, which may take up to 15 days after purchase date. Within this 15-day period, you may choose to exchange your investment into a Montgomery Money Market Fund if you have a prospectus for one of those Funds.

* Class B Shares Shareholders who redeem or exchange Class B shares will be subject to a CDSC if they redeemed or exchanged those shares within six years of purchase, as shown in the following table:

--------------------------------------------------------------------------------
        DURING THE FOLLOWING
         YEAR(S) OF PURCHASE                           CDSC
--------------------------------------------------------------------------------
               1st year                                5.00%
--------------------------------------------------------------------------------
               2nd year                                4.00%
--------------------------------------------------------------------------------
               3rd year                                3.00%
--------------------------------------------------------------------------------
               4th year                                3.00%
--------------------------------------------------------------------------------
               5th year                                2.00%
--------------------------------------------------------------------------------
               6th year                                1.00%
--------------------------------------------------------------------------------
            After 6 years                              None
--------------------------------------------------------------------------------


Class B shares will automatically convert to Class R shares at the beginning of the seventh year after purchase. Please call us at 800.572.FUND [3863] for more information about the Class R shares of the Fund.


* Class C Shares Shareholders who redeem or exchange Class C shares within one year of purchase will be charged a CDSC of 1.00%. There is no CDSC imposed on Class C shares acquired through reinvestment of dividends or capital gains.

* Class B and C Shares The CDSC will be imposed on the lesser of the original purchase price or the NAV of the redeemed or exchanged shares at the time of the redemption. CDSC calculations are based on the specific shares involved, not the value of the account. To keep your CDSC as low as possible, each time you place a request to sell or exchange shares we will first sell or exchange any shares in your account that are not subject to a CDSC. If there are not enough of these shares to meet your request, we will sell or exchange your shares on a first-in, first-out basis. Your financial consultant or institution may elect to waive some or all of the payment, thereby reducing or eliminating the otherwise applicable CDSC.


* CDSC Waivers In general, the CDSC may be waived on shares you sell for the following reasons:

     *    Payments  through  certain  systematic   retirement  plans  and  other
          employee benefit plans

     * Qualifying distributions from qualified retirement plans and other employee benefit plans

     * Distributions from custodial accounts under Section 403(b)(7) of the Internal Revenue Code as well as from Individual Retirement Accounts
          (IRAs) due to death, disability or attainment of age 59 1/2

     *    Participation in certain fee-based programs

To use any of the above waivers, contact your financial consultant or the Fund.

In accordance with the rules of the Securities and Exchange Commission, we reserve the right to suspend redemptions under extraordinary circumstances.


Other Policies


Minimum Account Balances

Due to the costs of maintaining small accounts, we require a minimum Fund account balance of $1,000. If your account balance falls below that amount for any reason, we will ask you to add to your account. If your account balance is not brought up to the minimum or you do not send us other instructions, we will redeem your shares and send you the proceeds. We believe that this policy is in the best interests of all our shareholders.


Expense Limitations

Montgomery Asset Management may reduce its management fees and absorb expenses to maintain total operating expenses (excluding interest, taxes and dividend expenses) for the Fund below its previously set operating expense limit. The Investment Management Agreement allows Montgomery three years to recoup amounts previously reduced or absorbed, provided the Fund remains within the applicable expense limitation. Montgomery generally seeks to recoup the oldest amounts before seeking payment of fees and expenses for the current year.

Other Classes of Shares

This prospectus describes only the Fund's Class B and Class C shares. The Montgomery Funds II offers other classes of shares of the Fund with different fees and expenses to eligible investors.

Shareholder Servicing Plan

The Fund has adopted a Shareholder Servicing Plan, under which the Fund pays Montgomery or its Distributor a shareholder servicing fee at an annual rate of up to 0.25% of the Fund's average daily net assets. The fee is intended to reimburse the recipient for providing or arranging for services to shareholders. The fee may also be used to pay certain brokers, transfer agents and other financial intermediaries for providing shareholder services.

Share Marketing Plan ("Rule 12b-1 Plan")

The Fund has adopted a Rule 12b-1 Plan for the Class B and Class C shares. Under the Rule 12b-1 Plan, the Fund will pay distribution fees to the Distributor at an annual rate of seventy-five one-hundredths of one percent (0.75%) of the Fund's aggregate average daily net assets attributable to its Class B and Class C shares to reimburse the Distributor for its distribution costs with respect to such classes. Because the Rule 12b-1 fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

In-Kind Redemptions

When in the judgment of the Manager it is consistent with the best interests of the Fund, an investor may redeem shares of the Fund and receive securities from the Fund's portfolio selected by the Manager at its sole discretion, provided that such redemption is not expected to affect the Fund's ability to attain its investment objective or otherwise materially affect its operations. For the purposes of redemptions in kind, the redeemed securities shall be valued at the identical time and in the identical manner that the other portfolio securities are valued for purposes of calculating the net asset value of the Fund's shares.

Telephone Transactions

By buying, selling or exchanging shares over the phone, you agree to reimburse the Fund for any expenses or losses incurred in connection with transfers of money from your account. This includes any losses or expenses caused by your bank's failure to honor your debit or act in accordance with your instructions. If your bank makes erroneous payments or fails to make payment after you buy shares, we may cancel the purchase and immediately terminate your telephone transaction privileges.

The shares you purchase by phone will be priced at the first net asset value we determine after receiving your request. You will not actually own the shares, however, until we receive your payment in full. If we do not receive your payment within three business days of your request, we will cancel your purchase. You may be responsible for any losses incurred by the Fund as a result.

Please note that we cannot be held liable for following telephone instructions that we reasonably believe to be genuine. We use the following safeguards to ensure that the instructions we receive are accurate and authentic:

*    Recording certain calls

* Requiring an authorization number or other personal information not likely to be known by others

*    Sending a transaction confirmation to the investor

The Fund and its Transfer Agent may be held liable for any losses due to unauthorized or fraudulent telephone transactions only if we have not followed these reasonable procedures.

We reserve the right to revoke the telephone transaction privileges of any shareholder at any time if he or she has used abusive language or misused the phone privileges by making purchases and redemptions that appear to be part of a systematic market-timing strategy.

If you notify us that your address has changed, we will temporarily suspend your telephone redemption privileges until 30 days after notification, to protect you and your account. We require that all redemption requests made during this period be in writing with a signature guarantee.

Shareholders may experience delays in exercising telephone redemption privileges during periods of volatile economic or market conditions. In these cases you may want to transmit your redemption request:

*    Via overnight courier

*    By telegram

You may discontinue telephone privileges at any time.

Tax Withholding Information

Be sure to complete the Taxpayer Identification Number (TIN) section of the New Account application. If you don't have a Social Security Number or TIN, apply for one immediately by contacting the local office of the Social Security Administration or the Internal Revenue Service (IRS). If you do not provide us with a TIN or a Social Security Number, federal tax law may require us to withhold 31% of your taxable dividends, capital-gain distributions, and redemption and exchange proceeds (unless you qualify as an exempt payee under certain rules).

Other rules about TINs apply for certain investors. For example, if you are establishing an account for a minor under the Uniform Gifts to Minors Act, you should furnish the minor's TIN. If the IRS has notified you that you are subject to backup withholding because you failed to report all interest and dividend income on your tax return, you must check the appropriate item on the New Account application.

After You Invest

Taxes

IRS rules require that the Fund distribute all of its net investment income and capital gains, if any, to shareholders. Capital gains may be taxable at different rates depending on the length of time the Fund holds its assets. We will inform you about the source of any dividends and capital gains upon payment. After the close of each calendar year, we will advise you of their tax status. The Fund's distributions, whether received in cash or reinvested, may be taxable. Any redemption of the Fund's shares or any exchange of the Fund's shares for another Fund will be treated as a sale, and any gain on the transaction may be taxable.

Additional information about tax issues relating to the Fund can be found in the Statement of Additional Information, available free by calling 800.572.FUND [3863]. Consult your tax advisor about the potential tax consequences of investing in the Fund.

Dividends and Distributions

As a shareholder in the Fund, you may receive income dividends and capital-gain distributions for which you will owe taxes (unless you invest solely through a tax-advantaged account such as an IRA or a 401(k) plan). Income dividends and capital-gain distributions are paid to shareholders who maintain accounts with the Fund as of its "record date" and according to the following schedule:

-----------------------------------------------------------------------------------------
                          INCOME DIVIDENDS                 CAPITAL GAINS
-----------------------------------------------------------------------------------------
Global Long-Short Fund    Declared and paid in the last    Declared and paid in the last
                          quarter of each calendar year*   quarter of each calendar year*
-----------------------------------------------------------------------------------------

* Following its fiscal year end June 30, the Fund may make additional distributions to avoid the imposition of a tax.

If you would like to receive distributions in cash, indicate that choice on your New Account application. Otherwise, the distributions will be reinvested in additional Fund shares.

Keeping You Informed

After you invest you will receive our Shareholder Services Guide, which includes more information about buying, exchanging and selling shares in The Montgomery Funds. It also describes in more detail useful tools for investors such as the Montgomery Star System and online transactions.

During the year we will also send you the following communications:

*    Confirmation statements

*    Account statements, mailed after the close of each calendar quarter

* Annual and semiannual reports, mailed approximately 60 days after June 30 and December 31

*    1099 tax form, sent by January 31

*    Annual updated prospectus, mailed to existing shareholders in the fall

To save you money, we will send only one copy of each shareholder report or other mailing to your household if you hold accounts under common ownership or at the same address (regardless of the number of shareholders or accounts at that household or address), unless you request additional copies.

How to Avoid "Buying a Dividend"

If you plan to purchase shares in the Fund, check if it is planning to make a distribution in the near future. Here's why: If you buy shares of the Fund just before a distribution, you'll pay full price for the shares but receive a portion of your purchase price back as a taxable distribution. This is called "buying a dividend." Unless you hold the Fund in a tax-deferred account, you will have to include the distribution in your gross income for tax purposes, even though you may not have participated in the Fund's appreciation.


OUR PARTNERS

As a Montgomery shareholder, you may see the names of our partners on a regular basis. We all work together to ensure that your investments are handled accurately and efficiently.

Funds Distributor, Inc., located in New York City and Boston, distributes the Fund.

DST Systems, Inc., located in Kansas City, Missouri, is the Fund's Master Transfer Agent. It performs certain recordkeeping and accounting functions for the Fund.

State Street Bank and Trust Company (formerly Investors Fiduciary Trust Corporation), also located in Kansas City, Missouri, assists DST Systems, Inc., with certain recordkeeping and accounting functions for the Fund.

You can find more  information  about the Montgomery  Global  Long-Short  Fund's investment policies in the Statement of Additional Information (SAI), incorporated by reference in this prospectus, which is available free of charge.

To request a free copy of the SAI, call us at 800.572.FUND [3863]. You can review and copy further information about the Fund, including the SAI, at the Securities and Exchange Commission's (SEC's) Public Reference Room in Washington, D.C. To obtain information on the operation of the Public Reference Room, please call 202.942.8090. Reports and other information about the Fund are available through the SEC's Web site at www.sec.gov. You can also obtain copies of this information, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C., 20549-6009, or e-mailing the SEC at publicinfor@sec.gov.

You can also find further  information  about Fund in our annual and  semiannual shareholder reports, which discuss the market conditions and investment strategies that significantly affected the Fund's performance during the previous fiscal period. To request a free copy of the most recent annual or semiannual report, call us at 800.572.FUND [3863], option 3.

Corporate Headquarters:
The Montgomery Funds II
101 California Street
San Francisco, CA 94111-9361


-----------------------
  800.572.FUND [3863]
www.montgomeryfunds.com
-----------------------

                                 SEC File Nos.: The Montgomery Funds II 811-8064

                                                Funds Distributor, Inc. 7/00 ___

              ----------------------------------------------------

                                     PART C

                                OTHER INFORMATION

               ---------------------------------------------------

                             THE MONTGOMERY FUNDS II

                                   ----------
                                    FORM N-1A
                                   ----------
                                     PART C
                                   ----------


Item 23. Exhibits

     (a) Amended and Restated Agreement and Declaration of Trust as incorporated by reference to Post-Effective Amendment No. 37 to the Registration Statement as filed with the Commission on October 29, 1998 ("Post-Effective Amendment No. 37").

     (b)  Amended  and  Restated   By-Laws  is   incorporated  by  reference  to
          Post-Effective Amendment No. 37.

     (c)  Instruments Defining Rights of Security Holder - Not applicable.

     (d) Investment Advisory Contracts - Form of Investment Management Agreement is incorporated by reference to Post-Effective Amendment No. 22 to the Registration Statement as filed with the Commission on July 31, 1997 ("Post-Effective Amendment No. 22").

     (e) Form of Underwriting Agreement is incorporated by reference to Post-Effective Amendment No. 22.

     (f)  Bonus or Profit Sharing Contracts - Not applicable.

     (g)  Form  of  Custody   Agreement   is   incorporated   by   reference  to
          Post-Effective Amendment No. 37.

     (h)  Other Material Contracts:

          (1) Form of Administrative Services Agreement is incorporated by reference to Post-Effective Amendment No. 22.

          (2) Form of Shareholder Services Plan is incorporated by reference to Post-Effective Amendment No. 37.

     (i)  Opinion of Counsel as to legality of shares - File herewith.

     (j)  Other Opinions: Independent Auditors' Consent - File herewith.

     (k)  Omitted Financial Statements - Not applicable.

     (l) Initial Capital Agreements: Letter of Understanding re: Initial Shares is incorporated by reference to Post-Effective Amendment No. 37.

     (m) Rule 12b-1 Plan: Form of Share Marketing Plan (Rule 12b-1Plan) is incorporated by reference to Post-Effective Amendment No. 22.

     (n)  Financial Data Schedule - Not applicable.

     (o) 18f-3 Plan - Form of Amended and Restated Multiple Class Plan is incorporated by reference to Post-Effective Amendment No. 37.

     (p)  Code  of  Ethics  is  incorporated  by  reference  to   Post-Effective
          Amendment No. 50 to the Registration Statement as filed with the Commission on April 6, 2000.

Item 24. Persons Controlled by or Under Common Control with the Fund

     Montgomery Asset Management, LLC, a Delaware limited liability company, is the manager of each series of the Registrant, of The Montgomery Funds, a Massachusetts business trust, and of The Montgomery Funds III, a Delaware business trust. Montgomery Asset Management, LLC is a subsidiary of Commerzbank AG based in Frankfurt, Germany. The Registrant, The Montgomery Funds and The Montgomery Funds III are deemed to be under the common control of each of those two entities.

Item 25. Indemnification

     Article VII of the Agreement and Declaration of Trust empowers the Trustees of the Trust, to the full extent permitted by law, to purchase with Trust assets insurance for indemnification from liability and to pay for all expenses reasonably incurred or paid or expected to be paid by a Trustee or officer in connection with any claim, action, suit or proceeding in which he or she becomes involved by virtue of his or her capacity or former capacity with the Trust.

     Article VI of the By-Laws of the Trust provides that the Trust shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding by reason of the fact that such person is and other amounts or was an agent of the Trust, against expenses, judgments, fines, settlement and other amounts actually and reasonable incurred in connection with such proceeding if that person acted in good faith and reasonably believed his or her conduct to be in the best interests of the Trust. Indemnification will not be provided in certain circumstances, however, including instances of willful misfeasance, bad faith, gross negligence, and reckless disregard of the duties involved in the conduct of the particular office involved.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to the Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable in the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of the Investment Adviser

     Effective July 31, 1997, Montgomery Asset Management, L.P. completed the sale of substantially all of its assets to the current investment manager, Montgomery Asset Management, LLC ("MAM, LLC"), a subsidiary of Commerzbank A.G. Information about the officers and directors of MAM, LLC is provided below. The address for the following persons is 101 California Street, San Francisco, California 94111.

     R. Stephen Doyle                 Chairman of the Board of Directors
     Mark B. Geist                    Chief Executive Officer of MAM, LLC
     F. Scott Tuck                    President of MAM, LLC

     The following directors of MAM, LLC also are officers of Commerzbank AG. The address for the following persons is Neue Mainzer Strasse 32-36, Frankfurt am Main, Germany.

     Heinz Josef Hockmann             Director of MAM, LLC
     Dietrich-Kurt Frowein            Director of MAM, LLC
     Andreas Kleffel                  Director of MAM, LLC

Item 27. Principal Underwriter

     (a)  Funds  Distributor,   Inc.  (the   "Distributor")  acts  as  principal
          underwriter for the following investment companies.

          American Century California Tax-Free and Municipal Funds American Century Capital Portfolios, Inc.
          American Century Government Income Trust
          American Century International Bond Funds
          American Century Investment Trust
          American Century Municipal Trust
          American Century Mutual Funds, Inc.
          American Century Premium Reserves, Inc.
          American Century Quantitative Equity Funds
          American Century Strategic Asset Allocations, Inc.
          American Century Target Maturities Trust
          American Century Variable Portfolios, Inc.
          American Century World Mutual Funds, Inc.
          BJB Investment Funds
          The Brinson Funds
          Dresdner RCM Capital Funds, Inc.
          Dresdner RCM Equity Funds, Inc.
          Founders Funds, Inc.
          Harris Insight Funds Trust
          HT Insight Funds, Inc. d/b/a Harris Insight Funds
          J.P. Morgan Institutional Funds
          J.P. Morgan Funds
          JPM Series Trust
          JPM Series Trust II
          LaSalle Partners Funds, Inc.
          Kobrick-Cendant Investment Trust
          Merrimac Series Monetta Fund, Inc.
          Monetta Trust
          The Montgomery Funds
          The Montgomery Funds II
          The Munder Framlington Funds Trust
          The Munder Funds Trust
          The Munder Funds, Inc.
          National Investors Cash Management Fund, Inc.
          Orbitex Group of Funds
          SG Cowen Funds, Inc.
          SG Cowen Income + Growth Fund, Inc.
          SG Cowen Standby Reserve Fund, Inc.
          SG Cowen Standby Tax-Exempt Reserve Fund, Inc.
          SG Cowen Series Funds, Inc.
          St. Clair Funds, Inc.
          The Skyline Funds
          Waterhouse Investors Family of Funds, Inc.
          WEBS Index Fund, Inc.

          The  Distributor  is  registered  with  the  Securities  and  Exchange
          Commission as a broker-dealer and is a member of the National Association of Securities Dealers. Funds Distributor is located at 60 State Street, Suite 1300, Boston, Massachusetts 02109. Funds Distributor is an indirect wholly owned subsidiary of Boston Institutional Group, Inc., a holding company all of whose outstanding shares are owned by key employees.

     (b) The following is a list of the executive officers, directors and partners of Funds Distributor, Inc.

          Director, President and Chief Executive Officer  Marie E. Connolly
          Executive Vice President                         George A. Rio
          Executive Vice President                         Donald R. Roberson
          Executive Vice President                         William S. Nichols
          Senior Vice President, General Counsel, Chief    Margaret W. Chambers
            Compliance Officer, Secretary and Clerk
          Senior Vice President                            Michael S. Petrucelli
          Director, Senior Vice President, Treasurer       Joseph F. Tower, III
            and Chief Financial Officer
          Senior Vice President                            Paula R. David
          Senior Vice President                            Allen B. Closser
          Senior Vice President                            Bernard A. Whalen
          Chairman and Director                            William J. Nutt

     (c)  Not Applicable.

Item 28. Location of Accounts and Records.

     The  accounts,  books,  or other  documents  required to be  maintained  by
Section 31(a) of the Investment Company Act of 1940, as amended (the "Investment Company Act") will be kept by the Registrant's Transfer Agent, DST Systems, Inc., P.O. Box 1004 Baltimore, Kansas City, Missouri 64105, except those records relating to portfolio transactions and the basic organizational and Trust documents of the Registrant (see Subsections (2)(iii), (4), (5), (6), (7), (9),
(10) and (11) of Rule 31a-1(b)), which will be kept by the Registrant at 101 California Street, San Francisco, California 94111.

Item 29. Management Services.

     There are no management-related service contracts not discussed in Parts A and B.

Item 30. Undertakings.

     (a)  Not applicable.

     (b) Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's last annual report to shareholders, upon request and without charge.

     (c) Registrant has undertaken to comply with Section 16(a) of the Investment Company Act which requires the prompt convening of a meeting of shareholders to elect trustees to fill existing vacancies in the Registrant's Board of Trustees in the event that less than a majority of the trustees have been elected to such position by shareholders. Registrant has also undertaken promptly to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee or Trustees when requested in writing to do so by the record holders of not less than 10 percent of the Registrant's outstanding shares and to assist its shareholders in communicating with other shareholders in accordance with the requirements of Section 16(c) of the Investment Company Act.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that this Amendment meets all of the requirements to become effective under Rule 485(b) of the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Francisco, the State of California, on this 28th day of July 2000.


                                        THE MONTGOMERY FUNDS II


                                        By: George A. Rio*
                                            ------------------------------------
                                            George A. Rio
                                            President and Principal Executive
                                            Officer; Treasurer and Principal
                                            Financial and Accounting Officer


     Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registrant's Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


George A. Rio*                   President and                     July 28, 2000
----------------------------     Principal Executive Officer,
George A. Rio                    Treasurer and Principal
                                 Financial and Accounting
                                 Officer

R. Stephen Doyle *               Chairman of the                   July 28, 2000
----------------------------     Board of Trustees
R. Stephen Doyle



Andrew Cox *                     Trustee                           July 28, 2000
----------------------------
Andrew Cox



Cecilia H. Herbert *             Trustee                           July 28, 2000
----------------------------
Cecilia H. Herbert



John A. Farnsworth *             Trustee                           July 28, 2000
----------------------------
John A. Farnsworth

* By: /s/ Julie Allecta
      ---------------------------
      Julie Allecta, Attorney-in-Fact
      pursuant to Power of Attorney previously filed.